Exhibit 99.1

Net interest income rises 7 percent

BBVA Compass reports net income of $121 million for the first quarter of 2017

◦	Significant improvement in net income, reaching $121 million

▪	35 percent improvement from prior quarter and 208 percent increase from a year ago

▪	Return on average assets and return on average tangible equity[1] for the first quarter of 2017 were 0.56 percent and 6.28 percent, respectively

◦	Total revenue up 5 percent from a year ago and 2 percent (annualized) from fourth quarter 2016 levels

▪	Net interest income (NII) increases $35 million or 7 percent from year ago

▪	NII linked quarter growth more pronounced at 15 percent (annualized)

▪	Net interest margin (FTE) increases 35 basis points from prior year and 18 basis points from fourth quarter 2016 levels

▪	Market sensitive fee based businesses post double-digit year-over-year growth

◦	Strong focus on expense management results in decline in noninterest expense from prior quarter and year ago levels

◦	Continued focus on targeted balance sheet growth and spread management

▪	Average total loans of $60.3 billion down 3 percent from prior year

•	Newly funded customer loans of $3.5 billion in the quarter

▪	Average total deposits of $67.2 billion relatively unchanged from a year ago

•	Noninterest bearing deposit growth continues, up 3 percent

•	Noninterest bearing deposits represent 31.8 percent of total deposits

◦	Improvement in energy portfolio leads to decline in nonperforming loans

▪	Nonperforming loan ratio drops to 1.49 percent, down 14 basis points from 4Q16

▪	Net charge-off ratio at 57 basis points compared to 35 basis points in 1Q16

▪	Allowance to loan ratio at 1.40 percent and coverage ratio at 93 percent

◦	Capital optimization leads to further strengthening of regulatory capital ratios

▪	Common Equity Tier 1 capital ratio (phased-in)[2] increases to 11.75 percent

▪	Regulatory capital ratios[2] remain significantly above “well-capitalized” guidelines

HOUSTON, April 27, 2017 - BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income of $121 million for the first quarter of 2017 compared to $89 million earned during the fourth quarter of 2016 and $39 million earned during the first quarter of 2016. Earnings in the quarter represented a 35 percent increase from the prior quarter and a 208 percent increase from year ago levels. Return on average assets and return on average tangible equity1 for the first quarter of 2017 were 0.56 percent and 6.28 percent, respectively.
“Our results for the first quarter of 2017 reflect our ability to build upon the momentum we experienced in the second half of last year, particularly with respect to revenue growth,” said Onur Genç, president and CEO of BBVA Compass. “While our balance sheet was certainly well-positioned to benefit from an increase in interest rates, our results also demonstrate our efforts to manage loan and deposit spreads, effectively control expense growth and prudently manage our energy portfolio. These factors, along with continuing on our path towards digital transformation and improving the client experience, remain our primary focus as we aim to enhance profitability.”
Total revenue for the quarter was $796 million, an increase of 5 percent from first quarter 2016 levels. Net interest income totaled $551 million, an increase of $35 million or 7 percent from the first quarter of 2016, and an annualized increase of 15 percent from fourth quarter 2016 levels. The percent net interest margin in the first quarter of 2017 was 2.96 percent, up 35 basis points from a year ago and 18 basis points from the fourth quarter of 2016. This improvement reflects the positive impact from the increase in interest rates, as well as the company’s continued focus on targeted loan and deposit growth and disciplined spread management. The company continues to maintain an asset-sensitive balance sheet and thus is positively positioned for future interest rate increases should they materialize.
“While noninterest income at $245 million was relatively unchanged from a year ago, the first quarter of 2016 included a gain on sale of mortgage loans in other noninterest income,” Genç noted. “Conversely, all of our fee-based businesses generated positive growth, particularly our market sensitive businesses which each grew at double digit rates. At the same time, our focus on strong expense management met with continued success as total noninterest expense declined both from prior quarter and year ago levels.”
In terms of balance sheet growth, average total loans for the first quarter of 2017 were $60.3 billion, a decrease of 3 percent from $62.2 billion for the first quarter 2016, further reflecting the company’s strategic focus on targeted loan growth. While total loans declined, approximately $3.5 billion of customer loans were funded during the quarter. Average total deposits for the quarter were $67.2 billion, relatively unchanged from year ago levels. Average noninterest bearing deposits totaled $20.6 billion, representing a 3 percent increase from the prior year. Noninterest bearing deposits now represent nearly 32 percent of total deposits.
“Credit quality metrics continue to reflect our strong risk profile and commitment to maintaining reserve levels that adequately reflect our loan portfolio as well as current and expected economic conditions,” Genç said.
Nonperforming loans as a percentage of total loans declined to 1.49 percent compared to 1.63 percent at the end of the fourth quarter of 2016, reflecting continued improvement in the energy portfolio. Net charge-offs as a percentage of average total loans were 57 basis points in the quarter compared to 35 basis points a year ago, as the increase was specifically attributable to a single, commercial credit. The allowance for loan losses as a percentage of total loans remained unchanged from fourth quarter 2016 levels at 1.40 percent while the allowance for loan losses as a percentage of nonperforming loans stood at 93 percent.
“While the stress caused by the prolonged period of low energy prices impacted provisioning levels in the year ago quarter, we have been steadfast in our active management of this conservatively underwritten, reserve-based and highly-collateralized energy portfolio,” said Genç. “As a result, metrics continue to show improvement and losses have been well within expectations.”
Energy loans totaled $2.9 billion at the end of the quarter, down $372 million compared to fourth quarter levels and down $1.3 billion compared to first quarter 2016 levels when the portfolio reached its peak. The energy portfolio now represents 4.8 percent of total loans compared to 5.4 percent at the end of the fourth quarter of 2016 and 6.7 percent at the end of the first quarter of 2016. During the first quarter of 2017, nonaccrual loans in the energy portfolio declined by 29 percent which was preceded by a 34 percent decline in nonperforming loans in the fourth quarter of 2016.
Total shareholder’s equity ended the first quarter of 2017 at $12.9 billion, a 1 percent increase from $12.7 billion at the end of the first quarter of 2016. The CET1 ratio rose to 11.75 percent2 at the end of the first quarter of 2017, up 26 basis points from the end of the fourth quarter of 2016 and 111 basis points from the end of the first quarter of 2016. Each of the company’s other regulatory capital ratios remain significantly above “well-capitalized” guidelines at the end of the quarter.
________________________________
1 Average tangible equity is a non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.

2 Regulatory capital ratios at March 31, 2017, are estimated
FTE - Fully taxable equivalent

Contact details:
Christina Anderson	Ed Bilek
Corporate Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass Bancshares, Inc. is a Sunbelt-based bank holding company whose principal subsidiary, BBVA Compass, operates 657 branches, including 342 in Texas, 89 in Alabama, 63 in Arizona, 61 in California, 45 in Florida, 38 in Colorado and 19 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (5th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 5th nationally in the total number of SBA loans originated in fiscal year 2016. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.
About BBVA Group
BBVA Compass Bancshares, Inc. is a wholly owned subsidiary of BBVA (NYSE: BBVA) (MAD: BBVA). BBVA is a customer-centric global financial services group founded in 1857. The Group is the largest financial institution in Spain and Mexico, and has leading franchises in South America and the Sunbelt region of the United States. It also is the leading shareholder in Garanti, Turkey’s largest bank based on market capitalization. Its diversified business is focused on high-growth markets and relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. The Group is present in the main sustainability indexes. More information about the BBVA Group can be found at bbva.com.
On March 31, 2017, BBVA filed its annual report on Form 20-F for the year ended December 31, 2016, with the Securities and Exchange Commission. A copy can be accessed on the BBVA website at http://shareholdersandinvestors.bbva.com/TLBB/tlbb/bbvair/ing/share/adrs/index.jsp. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2016, including its complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.
Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 1, 2017, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended March 31,		%
	2017	2016 [d]	Change
EARNINGS SUMMARY
Net interest income	$551,433	$516,882	7
Noninterest income [a]	244,687	244,852	—
Total revenue [a]	796,120	761,734	5
Investment securities gain, net	—	8,353	(100)
Provision for loan losses	80,139	113,245	(29)
Noninterest expense	549,312	592,144	(7)
Pretax income	166,669	64,698	158
Income tax expense	45,846	25,431	80
Net income	120,823	39,267	208
Net income attributable to noncontrolling interests	443	528	(16)
Net income attributable to BBVA Compass Bancshares, Inc.	$120,380	$38,739	211

SELECTED RATIOS
Return on average assets	0.56%	0.17%
Return on average tangible equity [b]	6.28	2.07
Average common equity to average assets	14.36	13.54
Average loans to average total deposits	89.75	92.17
Common equity tier I capital (CET1) [c]	11.75	10.64
Tier I capital ratio [c]	12.11	10.99
Total capital ratio [c]	14.51	13.55
Leverage ratio [c]	9.68	8.74
[a] Excludes net gain on sales of investment securities.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.
[d] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc in June 2016.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Ending Balance
	Ended March 31,		%	March 31,		%
	2017	2016 [d]	Change	2017	2016 [d]	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$60,326,849	$62,195,963	(3)	$59,780,508	$62,201,474	(4)
Total investment securities	12,880,779	12,483,709	3	13,005,403	12,533,750	4
Earning assets	78,264,483	82,597,709	(5)	78,364,526	79,091,520	(1)
Total assets	87,676,882	92,305,106	(5)	87,309,233	92,220,789	(5)
Noninterest bearing demand deposits	20,577,690	20,057,143	3	21,476,890	20,416,248	5
Interest bearing transaction accounts	33,409,808	32,861,499	2	33,978,555	33,350,134	2
Total transaction accounts	53,987,498	52,918,642	2	55,455,445	53,766,382	3
Total deposits	67,216,855	67,479,613	—	67,529,638	68,920,221	(2)
Total shareholder's equity	12,852,658	12,727,970	1	12,885,499	12,723,177	1

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2017	2016
	March 31	December 31	September 30	June 30	March 31
NONPERFORMING ASSETS
Nonaccrual loans [a]	$825,988	$921,042	$1,086,018	$1,026,592	$819,034
Loans 90 days or more past due [b]	65,617	61,542	65,525	60,320	60,490
TDRs 90 days or more past due	1,185	589	618	998	491
Total nonperforming loans [a]	892,790	983,173	1,152,161	1,087,910	880,015
Other real estate owned, net (OREO)	25,113	21,112	21,670	18,225	17,877
Other repossessed assets	9,540	7,587	6,900	9,380	8,601
Total nonperforming assets	$927,443	$1,011,872	$1,180,731	$1,115,515	$906,493

TDRs accruing and past due less than 90 days	$128,558	$110,733	$116,941	$118,222	$120,316

Total nonperforming loans as a % of loans	1.49%	1.63%	1.91%	1.76%	1.41%
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	1.55	1.68	1.96	1.80	1.46
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructuring (TDRs).

	Three Months Ended
	2017	2016
	March 31	December 31	September 30	June 30	March 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$838,293	$862,080	$843,051	$822,440	$762,673
Net charge-offs (NCO)	84,326	61,351	46,078	66,062	53,478
Provision for loan losses	80,139	37,564	65,107	86,673	113,245
Balance at end of period	$834,106	$838,293	$862,080	$843,051	$822,440

Allowance for loan losses as a % of total loans	1.40%	1.40%	1.43%	1.37%	1.32%
Allowance for loan losses as a % of nonperforming loans [c]	93.43	85.26	74.82	77.49	93.46
Allowance for loan losses as a % of nonperforming assets [c]	89.94	82.85	73.01	75.58	90.73

Annualized as a % of average loans:
NCO - QTD	0.57	0.40	0.30	0.43	0.35
NCO - YTD	0.57	0.37	0.36	0.39	0.35
[c] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	March 31, 2017			December 31, 2016			March 31, 2016
	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual
ENERGY PORTFOLIO
Exploration and production	$1,485,146	$4,075,960	$261,262	$1,654,565	$4,182,861	$308,096	$2,140,376	$5,034,557	$469,882
Midstream	1,070,490	3,163,821	11,298	1,199,844	3,230,513	11,298	1,541,465	3,426,768	—
Drilling oil and support services	193,863	398,824	2,393	263,770	467,908	66,811	292,769	504,455	—
Refineries and terminals	124,872	260,770	310	128,010	262,618	339	134,211	202,659	475
Other	—	—	—	—	—	—	42,578	109,413	—
Total energy portfolio	$2,874,371	$7,899,375	$275,263	$3,246,189	$8,143,900	$386,544	$4,151,399	$9,277,852	$470,357

	March 31, 2017			December 31, 2016			March 31, 2016
	As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans
ENERGY PORTFOLIO
Exploration and production	51.7%	2.5%		51.0%	2.7%		51.6%	3.4%
Midstream	37.2	1.8		37.0	2.0		37.1	2.5
Drilling oil and support services	6.8	0.3		8.1	0.4		7.1	0.5
Refineries and terminals	4.3	0.2		3.9	0.2		3.2	0.2
Other	—	—		—	—		1.0	0.1
Total energy portfolio	100.0%	4.8%		100.0%	5.4%		100.0%	6.7%

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended March 31,
	2017			2016 [b]
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$60,326,849	$591,704	3.98%	$62,195,963	$577,222	3.73%
Investment securities available for sale [a]	11,853,989	54,932	1.88	11,190,735	46,284	1.66
Investment securities held to maturity	1,168,799	9,571	3.32	1,292,776	9,838	3.06
Other earning assets [c] [d]	5,056,855	19,560	1.57	7,918,037	18,688	0.95
Total earning assets [a]	78,406,492	675,767	3.50	82,597,511	652,032	3.17
Allowance for loan losses	(850,362)			(784,632)
Unrealized gain (loss) on securities available for sale	(142,009)			198
Other assets	10,262,761			10,492,029
Total assets	$87,676,882			$92,305,106

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$8,190,873	$6,131	0.30	$7,085,934	$3,942	0.22
Savings and money market accounts	25,218,935	22,301	0.36	25,775,565	26,743	0.42
Certificates and other time deposits	13,229,357	41,872	1.28	14,433,900	47,069	1.31
Foreign office deposits	—	—	—	127,071	61	0.19
Total interest bearing deposits	46,639,165	70,304	0.61	47,422,470	77,815	0.66
FHLB and other borrowings	3,167,805	19,068	2.44	5,064,803	18,012	1.43
Federal funds purchased and securities sold under agreement to repurchase [d]	42,855	4,897	46.34	800,243	6,157	3.09
Other short-term borrowings	2,707,802	10,086	1.51	4,025,428	13,896	1.39
Total interest bearing liabilities	52,557,627	104,355	0.81	57,312,944	115,880	0.81
Noninterest bearing deposits	20,577,690			20,057,143
Other noninterest bearing liabilities	1,688,907			2,207,049
Total liabilities	74,824,224			79,577,136
Shareholder's equity	12,852,658			12,727,970
Total liabilities and shareholder's equity	$87,676,882			$92,305,106

Net interest income/ net interest spread		571,412	2.69%		536,152	2.36%
Net yield on earning assets			2.96%			2.61%

Total taxable equivalent adjustment		19,979			19,270

Net interest income		$551,433			$516,882
[a] Excludes adjustment for market valuation.
[b] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

[c] Beginning in the fourth quarter of 2016, interest bearing deposits with the Federal Reserve are included in earning assets. In prior periods, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Condensed Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

[d] Yield/rate reflects impact of balance sheet offsetting.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months			Three Months Ended
	Ended March 31,		%	2017	2016
	2017	2016 [a]	Change	March 31	December 31	September 30	June 30	March 31 [a]
NONINTEREST INCOME
Service charges on deposit accounts	$55,168	$51,425	7	$55,168	$55,901	$55,047	$51,921	$51,425
Card and merchant processing fees	29,992	29,742	1	29,992	31,161	31,256	31,509	29,742
Retail investment sales	27,471	22,567	22	27,471	23,293	30,137	26,985	22,567
Investment banking and advisory fees	28,301	23,604	20	28,301	20,792	34,385	28,335	23,604
Money transfer income	25,197	24,425	3	25,197	28,632	25,058	26,477	24,425
Asset management fees	9,771	8,805	11	9,771	8,906	8,778	8,386	8,805
Corporate and correspondent investment sales	8,915	4,413	102	8,915	3,199	6,974	10,103	4,413
Mortgage banking	2,870	(3,434)	NM	2,870	16,086	8,242	602	(3,434)
Bank owned life insurance	4,169	4,416	(6)	4,169	4,202	4,170	4,455	4,416
Other	52,833	78,889	(33)	52,833	68,881	59,718	67,789	78,889
	244,687	244,852	—	244,687	261,053	263,765	256,562	244,852
Investment securities gains, net	—	8,353	(100)	—	—	—	21,684	8,353
Loss on prepayment of FHLB and other borrowings, net	—	—	—	—	(295)	—	—	—
Total noninterest income	$244,687	$253,205	(3)	$244,687	$260,758	$263,765	$278,246	$253,205

NONINTEREST EXPENSE
Salaries, benefits and commissions	$268,015	$279,769	(4)	$268,015	$283,609	$279,132	$277,166	$279,769
Professional services	57,807	56,367	3	57,807	63,810	63,628	58,401	56,367
Equipment	61,630	60,441	2	61,630	62,627	59,697	59,508	60,441
Net occupancy	42,101	39,272	7	42,101	40,116	41,610	39,999	39,272
Money transfer expense	16,324	15,600	5	16,324	17,426	16,680	17,768	15,600
Marketing	13,545	12,709	7	13,545	13,018	13,316	11,506	12,709
Communications	5,219	5,175	1	5,219	5,406	5,002	5,463	5,175
Amortization of intangibles	2,525	4,093	(38)	2,525	4,093	4,093	4,094	4,093
Goodwill impairment	—	—	—	—	59,901	—	—	—
Other	82,146	118,718	(31)	82,146	64,064	73,113	67,132	118,718
Total noninterest expense	$549,312	$592,144	(7)	$549,312	$614,070	$556,271	$541,037	$592,144
NM = Not meaningful
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended March 31,
	2017	2016 [a]
NON-GAAP RECONCILIATION

Computation of Average Tangible Equity:
Total stockholder's equity (average)	$12,852,658	$12,727,970
Less: Goodwill and other intangibles (average)	5,049,493	5,115,041
Average tangible equity [B]	$7,803,165	$7,612,929
Net income [A]	$120,823	$39,267
Return on average tangible equity ([A]/[B], annualized)	6.28%	2.07%
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended March 31, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$22,472	$11,804	$4,405	$540,407	$31,644	$24,049,936	$24,660,668	$39,411
Real estate – construction	487	25	3,640	1,028	114	2,222,111	2,227,405	(57)
Commercial real estate – mortgage	13,872	1,226	4,602	89,908	4,821	11,284,392	11,398,821	(741)
Residential real estate – mortgage	61,234	22,337	2,653	140,342	58,867	12,832,343	13,117,776	1,195
Equity lines of credit	9,144	3,619	1,478	32,675	—	2,513,579	2,560,495	1,166
Equity loans	5,105	1,592	376	12,626	33,635	367,028	420,362	848
Credit card	6,262	4,719	12,453	—	—	546,877	570,311	9,818
Consumer – direct	12,025	4,866	4,874	637	662	1,306,178	1,329,242	16,818
Consumer – indirect	68,851	16,161	7,463	7,955	—	2,978,318	3,078,748	15,899
Covered loans	6,448	3,479	23,673	410	—	307,929	341,939	(31)
Total loans	$205,900	$69,828	$65,617	$825,988	$129,743	$58,408,691	$59,705,767	$84,326
Loans held for sale	$—	$—	$—	$—	$—	$74,741	$74,741	$—

	At or Quarter Ended December 31, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$23,788	$6,581	$2,891	$596,454	$8,726	$24,483,562	$25,122,002	$14,413
Real estate – construction	918	50	2,007	1,239	2,393	2,118,709	2,125,316	(383)
Commercial real estate – mortgage	3,791	3,474	—	71,921	4,860	11,126,614	11,210,660	280
Residential real estate – mortgage	57,359	28,450	3,356	140,303	59,893	12,970,633	13,259,994	1,044
Equity lines of credit	7,922	4,583	2,950	33,453	—	2,494,870	2,543,778	641
Equity loans	5,615	1,843	467	13,635	34,746	389,403	445,709	512
Credit card	6,411	5,042	10,954	—	—	582,474	604,881	9,680
Consumer – direct	13,338	4,563	4,482	789	704	1,230,765	1,254,641	15,343
Consumer – indirect	85,198	22,833	7,197	5,926	—	3,013,794	3,134,948	19,902
Covered loans	7,311	1,351	27,238	730	—	322,704	359,334	(81)
Total loans	$211,651	$78,770	$61,542	$864,450	$111,322	$58,733,528	$60,061,263	$61,351
Loans held for sale	$—	$—	$—	$56,592	$—	$105,257	$161,849	$—

	At or Quarter Ended September 30, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$72,328	$4,400	$5,320	$850,075	$9,283	$23,897,662	$24,839,068	$8,936
Real estate – construction	522	1,062	2,782	1,214	3,315	2,206,377	2,215,272	(206)
Commercial real estate – mortgage	7,614	369	783	63,593	5,141	11,284,130	11,361,630	(372)
Residential real estate – mortgage	56,204	21,200	3,929	117,243	63,008	13,195,851	13,457,435	560
Equity lines of credit	8,173	4,477	2,417	32,642	—	2,446,759	2,494,468	601
Equity loans	5,567	1,694	353	13,198	36,053	422,510	479,375	18
Credit card	5,696	4,264	10,175	—	—	579,727	599,862	8,460
Consumer – direct	12,099	4,725	4,191	765	759	1,164,288	1,186,827	12,884
Consumer – indirect	73,045	20,165	7,070	7,019	—	3,088,936	3,196,235	15,197
Covered loans	4,075	3,844	28,505	269	—	344,418	381,111	—
Total loans	$245,323	$66,200	$65,525	$1,086,018	$117,559	$58,630,658	$60,211,283	$46,078
Loans held for sale	$—	$—	$—	$—	$—	$101,843	$101,843	$—

	At or Quarter Ended June 30, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$8,750	$4,499	$4,175	$797,066	$9,333	$25,552,413	$26,376,236	$31,773
Real estate – construction	1,675	1,195	2,064	1,983	2,650	2,117,823	2,127,390	(1,094)
Commercial real estate – mortgage	3,495	535	—	62,381	5,603	11,184,061	11,256,075	1,684
Residential real estate – mortgage	51,319	18,866	1,286	109,805	64,341	13,251,401	13,497,018	471
Equity lines of credit	7,279	3,996	1,565	34,043	—	2,418,631	2,465,514	854
Equity loans	4,378	1,214	568	14,254	36,485	456,090	512,989	(19)
Credit card	5,588	3,768	9,056	—	—	590,475	608,887	8,127
Consumer – direct	10,319	4,670	3,354	540	808	1,070,803	1,090,494	9,924
Consumer – indirect	69,575	17,053	5,324	6,360	—	3,248,374	3,346,686	13,027
Covered loans	5,124	4,115	32,928	160	—	356,327	398,654	1,315
Total loans	$167,502	$59,911	$60,320	$1,026,592	$119,220	$60,246,398	$61,679,943	$66,062
Loans held for sale	$—	$—	$—	$—	$—	$108,432	$108,432	$—

	At or Quarter Ended March 31, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$17,837	$9,947	$3,012	$568,154	$9,545	$26,255,552	$26,864,047	$18,057
Real estate – construction	4,345	827	415	5,712	2,664	2,393,548	2,407,511	(302)
Commercial real estate – mortgage	7,865	829	807	71,889	5,425	10,560,579	10,647,394	22
Residential real estate – mortgage	42,126	18,321	1,507	117,602	65,173	13,345,540	13,590,269	961
Equity lines of credit	8,959	3,779	1,010	33,991	—	2,385,631	2,433,370	2,215
Equity loans	7,027	1,447	443	13,925	37,132	487,593	547,567	606
Credit card	4,876	3,850	9,413	—	—	587,166	605,305	8,190
Consumer – direct	8,239	3,201	2,951	682	868	979,711	995,652	8,711
Consumer – indirect	61,460	11,916	4,149	6,386	—	3,505,845	3,589,756	14,769
Covered loans	5,147	2,152	36,783	693	—	379,044	423,819	249
Total loans	$167,881	$56,269	$60,490	$819,034	$120,807	$60,880,209	$62,104,690	$53,478
Loans held for sale	$—	$—	$—	$—	$—	$96,784	$96,784	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2017	2016
	March 31	December 31	September 30	June 30	March 31 [a]
Assets:
Cash and due from banks	$1,093,797	$1,284,261	$1,130,610	$1,581,187	$1,108,416
Interest bearing funds with the Federal Reserve	2,669,135	1,830,078	2,923,813	3,248,576	4,027,867
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	197,000	137,447	372,268	319,644	233,411
Cash and cash equivalents	3,959,932	3,251,786	4,426,691	5,149,407	5,369,694
Trading account assets	2,892,254	3,144,600	4,051,461	4,355,025	4,358,533
Investment securities available for sale	11,846,618	11,665,055	11,516,885	11,359,159	11,265,797
Investment securities held to maturity	1,158,785	1,203,217	1,240,850	1,258,253	1,267,953
Loans held for sale	74,741	161,849	101,843	108,432	96,784
Loans	59,705,767	60,061,263	60,211,283	61,679,943	62,104,690
Allowance for loan losses	(834,106)	(838,293)	(862,080)	(843,051)	(822,440)
Net loans	58,871,661	59,222,970	59,349,203	60,836,892	61,282,250
Premises and equipment, net	1,273,226	1,300,054	1,287,457	1,290,738	1,297,539
Bank owned life insurance	715,883	711,939	712,422	708,143	704,254
Goodwill	4,983,296	4,983,296	5,043,197	5,043,197	5,043,197
Other assets	1,532,837	1,435,187	1,626,829	1,643,910	1,534,788
Total assets	$87,309,233	$87,079,953	$89,356,838	$91,753,156	$92,220,789
Liabilities:
Deposits:
Noninterest bearing	$21,476,890	$20,332,792	$20,585,598	$20,132,164	$20,416,248
Interest bearing	46,052,748	46,946,741	47,001,739	47,618,154	48,503,973
Total deposits	67,529,638	67,279,533	67,587,337	67,750,318	68,920,221
FHLB and other borrowings	2,993,222	3,001,551	3,671,861	5,098,048	4,383,454
Federal funds purchased and securities sold under agreements to repurchase	71,559	39,052	165,573	386,343	893,786
Other short-term borrowings	2,642,539	2,802,977	3,591,223	4,352,428	3,924,781
Accrued expenses and other liabilities	1,186,776	1,206,133	1,521,654	1,439,023	1,375,370
Total liabilities	74,423,734	74,329,246	76,537,648	79,026,160	79,497,612
Shareholder’s Equity:
Preferred stock	229,475	229,475	229,475	229,475	229,475
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	14,982,125	14,985,673	15,020,937	15,022,974	15,152,077
Retained deficit	(2,207,060)	(2,327,440)	(2,416,402)	(2,536,230)	(2,658,214)
Accumulated other comprehensive loss	(150,781)	(168,252)	(46,644)	(20,500)	(31,945)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	12,855,989	12,721,686	12,789,596	12,697,949	12,693,623
Noncontrolling interests	29,510	29,021	29,594	29,047	29,554
Total shareholder’s equity	12,885,499	12,750,707	12,819,190	12,726,996	12,723,177
Total liabilities and shareholder’s equity	$87,309,233	$87,079,953	$89,356,838	$91,753,156	$92,220,789
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.

BBVA COMPASS BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2017	2016
	March 31	December 31	September 30	June 30	March 31 [a]
Interest income:
Interest and fees on loans	$574,712	$558,680	$557,996	$559,170	$561,083
Interest on investment securities available for sale	54,878	60,868	48,382	36,442	46,197
Interest on investment securities held to maturity	6,639	6,664	6,675	6,759	6,795
Interest on federal funds sold, securities purchased under agreements to resell and interest bearing deposits	9,262	7,664	4,563	4,346	4,366
Interest on trading account assets	10,297	13,150	12,926	13,412	14,321
Total interest income	655,788	647,026	630,542	620,129	632,762
Interest expense:
Interest on deposits	70,304	73,846	76,031	76,933	77,815
Interest on FHLB and other borrowings	19,068	23,825	21,315	19,592	18,012
Interest on federal funds purchased and securities sold under agreements to repurchase	4,897	4,640	4,934	5,434	6,157
Interest on other short-term borrowings	10,086	12,963	13,453	13,932	13,896
Total interest expense	104,355	115,274	115,733	115,891	115,880
Net interest income	551,433	531,752	514,809	504,238	516,882
Provision for loan losses	80,139	37,564	65,107	86,673	113,245
Net interest income after provision for loan losses	471,294	494,188	449,702	417,565	403,637
Noninterest income:
Service charges on deposit accounts	55,168	55,901	55,047	51,921	51,425
Card and merchant processing fees	29,992	31,161	31,256	31,509	29,742
Retail investment sales	27,471	23,293	30,137	26,985	22,567
Investment banking and advisory fees	28,301	20,792	34,385	28,335	23,604
Money transfer income	25,197	28,632	25,058	26,477	24,425
Asset management fees	9,771	8,906	8,778	8,386	8,805
Corporate and correspondent investment sales	8,915	3,199	6,974	10,103	4,413
Mortgage banking	2,870	16,086	8,242	602	(3,434)
Bank owned life insurance	4,169	4,202	4,170	4,455	4,416
Investment securities gains, net	—	—	—	21,684	8,353
Loss on prepayment of FHLB and other borrowings	—	(295)	—	—	—
Other	52,833	68,881	59,718	67,789	78,889
Total noninterest income	244,687	260,758	263,765	278,246	253,205
Noninterest expense:
Salaries, benefits and commissions	268,015	283,609	279,132	277,166	279,769
Professional services	57,807	63,810	63,628	58,401	56,367
Equipment	61,630	62,627	59,697	59,508	60,441
Net occupancy	42,101	40,116	41,610	39,999	39,272
Money transfer expense	16,324	17,426	16,680	17,768	15,600
Marketing	13,545	13,018	13,316	11,506	12,709
Communications	5,219	5,406	5,002	5,463	5,175
Amortization of intangibles	2,525	4,093	4,093	4,094	4,093
Goodwill impairment	—	59,901	—	—	—
Other	82,146	64,064	73,113	67,132	118,718
Total noninterest expense	549,312	614,070	556,271	541,037	592,144
Net income before income tax expense	166,669	140,876	157,196	154,774	64,698
Income tax expense	45,846	51,473	36,845	32,272	25,431
Net income	120,823	89,403	120,351	122,502	39,267
Less: net income attributable to noncontrolling interests	443	441	523	518	528
Net income attributable to BBVA Compass Bancshares, Inc.	$120,380	$88,962	$119,828	$121,984	$38,739
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc. in June 2016.